Exhibit 99.2

Frank Semple – President and Chief Executive Officer May 21, 2008

22 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Among the factors that could cause results to differ materially are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are also urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: ¦ Fluctuations and volatility of natural gas, NGL products, and oil prices; ¦ A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; ¦ A reduction in the demand for the products we produce and sell; ¦ Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; ¦ Effects of our debt and other financial obligations on our future financial or operational flexibility; ¦ Construction, procurement, and regulatory risks in our development projects; ¦ Hurricanes, fires, and other natural and accidental events impacting our operations; ¦ Terrorist attacks directed at our facilities or related facilities; ¦ Changes in and impacts of laws and regulations affecting our operations; and ¦ Failure to integrate recent or future acquisitions.

33 Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income (loss) before income taxes, plus depreciation expense, amortization expense, impairment expense, interest expense, amortization of deferred financing costs, gain/loss on disposal of property, plant and equipment, non-cash derivative activity and non-cash compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net income. Please see slide 20 and the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA, respectively, to net income.

44 MWE: Unique Structure. Aggressive Growth. Proven Results. ¦Midstream MLP with no incentive distribution rights and one of the lowest costs of equity capital in the industry ¦ High-quality, diverse portfolio of assets serving very prolific natural gas basins in the U.S. ¦ Superior and sustainable distribution growth ¦ Top ranked in customer satisfaction for natural gas midstream services ¦ $400MM+ of identified growth projects in 2008 ¦ Successful track record of accretive acquisitions and organic growth

55 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Pre-MWP Merger Post-MWP Merger Benefits of Merger with MarkWest Hydrocarbon (1) Market data as of May 15, 2008. (2) GP yield calculated based on the GP distribution from the fourth quarter annualized distribution of $2.28 per LP unit divided by the MWE unit price at May 15, 2008. Yield 9.37% 6.69% 2.68% reduction 6.69% ¦ Improved cost of equity capital as a result of the elimination of IDRs . Provides better returns to common unitholders from organic growth projects . Enhances our competitive position for new acquisitions ¦ Immediate accretion to cash available for distribution per common unit ¦ Reduces the costly duplication of services required to maintain two public companies Benefits Illustrative Cost of Equity Reduction(1) Yield on Common Units Yield on General Partner Interest

66 Financial Benefit of Merger $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 YR1 YR2 YR3 YR4 YR5 Pro-forma pre merger Pro-forma with merger Incremental DCF per Common Unit Impact of $400 million in annual capital investments

Geographic Footprint



- **East Texas**
  - 440 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 100 MMcf/d processing plant
- **Southeast Oklahoma**
  - 300 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 3 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
  - 35 MMcf/d gas processing plant
- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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88 ¦ Competitive advantages . Located in prolific East Texas Basin • Cotton Valley, Travis Peak and Pettit formations . Multiple gas and NGL outlets to downstream markets . System and plant are essentially new; highly fuel efficient with minimal losses . Low-pressure service . Common suction design for optimized compression redundancy ¦ Gathering system . 440 MMcf/d capacity . Over 260 miles of pipe . Over 100,000 hp of compression ¦ Gas processing plant . 200 MMcf/d cryogenic gas plant . 80 MMcf/d expansion under way; operational by early 2009 . Highly fuel efficient East Texas System Overview LEGEND

99 Western Oklahoma System Overview ¦ Competitive advantages . Located in prolific Anadarko Basin . Multiple gas outlets to downstream connections . Low and medium pressure service . System and plant are essentially new; highly fuel efficient and reliable with minimal losses ¦ Gathering system . 145 MMcf/d capacity . Over 250 miles of pipe . Over 35,000 hp of compression ¦ Gas processing plant . 100 MMcf/d cryogenic gas plant . 60 MMcf/d expansion under way; operational by mid 2008 . Highly fuel efficient

Southeast Oklahoma System Overview

- **Competitive advantages**
  - Located in prolific Arkoma Basin
  - Low pressure service
  - Over 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market Access**
  - Interconnects to CenterPoint Energy Gas Transmission and Enogex, Inc
  - Arkoma Connector Pipeline will connect to MEP and Gulf Crossing pipelines at Bennington; operational in mid-2009
  - With Arkoma Connector, will have 1.3 Bcf/d of takeaway capacity
- **Gathering system**
  - 300 MMcf/d capacity
  - Over 350 miles of mostly large diameter pipe
  - Over 19 compressor stations with 70,000 HP
- **Processing and treating capacity**
  - 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture
  - Two large amine treating facilities at north and south end of gathering system


McIntosh
Hughes
Pittsburg
Atoka
Coal
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY

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11 11 Appalachia Overview ¦ Processing Plants . Four plants with total inlet gas processing capacity of 295 MMcf/d . In early 2008, the Kenova plant was expanded to allow for greater propane recovery capacity . Significant plant expansions under way at Boldman and Cobb; operational by early 2009 ¦ Siloam . Fractionation capacity of 600,000 Gal/d . 300,000 Gal/d expansion under way; operational by late 2008 ¦ Competitive advantages . Located in prolific Appalachian Basin . Largest processor in Appalachia and well positioned to participate in the development of the Marcellus Shale play . NGLs from the gas plants are shipped to Siloam for fractionation . Siloam produces propane, butane, and natural gasoline, which are sold by truck, rail, and barge . Residue gas is delivered to Columbia Gas Transmission . Storage capacity of approximately 11 million gallons

Javelina Processing Facility Overview

- **Competitive advantages**
  - Javelina provides critical services for six refineries in Corpus Christi, Texas
  - All refinery off-gas is committed to Javelina under long-term contracts
  - Excellent relationships with refinery customers
  - Efficient off-gas processing and fractionation facility
  - Product pipelines to critical end markets
- **Refinery off-gas processing**
  - 140 MMcf/d cryogenic gas plant produces NGLs and residue gas
  - NGLs are fractionated and residue gas is returned to the refiners for fuel gas
  - Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process
- **Fractionation**
  - 1.2 million Gal/d NGL fractionation capacity
  - Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes
- **Steam methane reformer (SMR) expansion**
  - SMR will deliver high-purity hydrogen to refinery customers, a critical component in the product of ultra-low sulfur diesel
  - The expansion is under way and will be operational by early 2010
  - Project is anchored by long-term, fee-based contracts


Corpus Christi Bay
Javelina Facilities
Valero Refineries
Citgo Refineries
Flint Hills Refineries

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13 13 MWE vs. Alerian Index -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% May-02 Dec-02 Jun-03 Jan-04 Jul-04 Feb-05 Aug-05 Mar-06 Sep-06 Apr-07 Oct-07 May-08 MWE 249.9% AMZ 73.4%

Distribution Growth Since IPO



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
140% Distribution Growth since IPO in May 2002 (17% CAGR)
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08

Common Unit Distribution

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15 15 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction

Stable Cash Flow Enhanced by Risk Management

- **Our volumes are ~75% hedged in 2008 and between 50%-60% hedged from 2009 through 2011**
  - For 2008 DCF, on an annualized basis, a $1/BBL change in NYMEX crude price results in:
    - ~$2.1 million at a crude price between $90 and $110
    - ~$2.0 million at a crude price between $80 and $90
    - ~$1.5 million at a crude price between $65 and $80
    - ~$1.0 million at a crude price between $60 and $65
  - For 2008 DCF, on an annualized basis, a $1/MMbtu change in natural gas price results in sensitivity of ~$2.7MM

2007 Net Operating Margin(1) By Contract Type



Fee-Based
21%
POP&POI
53%
Keep-Whole
26%

2007 Net Operating Margin(1) Reflective of Hedges



Fee-Based
21%
Commodity
Price
Exposure
20%
Hedged
59%

NOTE: The Net Operating Margin charts above include the effect of the merger with MarkWest Hydrocarbon.

(1) Net Operating Margin is calculated as revenue less purchased product costs.

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17 17 2008 Growth Capex Summary 2008 Forecast: $400 million(1) $170 $65 $55 $45 $10 $55 Southeast Oklahoma Appalachia Oklahoma East Texas Javelina Other Southwest • Carthage II Gas Plant $20 • Compressor / pipeline additions $13 • Anadarko expansion $9 • Other expansion $13 Oklahoma • Arapahoe II Gas Plant $15 • Compressor additions $22 • New well connects $8 • New well connects / other expansion $10 • SMR Hydrogen Production Facility $48 • Residue pipelines / other expansion $7 East Texas Other Southwest Javelina Southeast Oklahoma • Arkoma Connector Pipeline $42 • Compressor / pipeline additions $41 • New well connect / other expansion $37 • Canaan Resources CBM expansion $28 • Centrahoma Processing JV $22 Appalachia • Siloam plant expansion $24 • Boldman plant replacement / pipeline $23 • Cobb plant replacement $15 • Kenova plant expansion $3 (1) Midpoint of 2008 growth capex guidance of $375 million – $425 million ($ in millions)

18 18 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2004 2005 2006 2007 2008F $0 $50 $100 $150 $200 2004 2005 2006 2007 2008F Capital Investment $ millions $ millions Distributable Cash Flow* *See slide 20 for a reconciliation of Distributable Cash Flow to Net Income. Acquisitions Growth capital Strategic Investments Drive Increasing Return $180MM – $200MM NOTE: 2008 forecasted DCF includes the effect of the merger with MarkWest Hydrocarbon.

19 19 Capital Structure 274.0 274.0 272.2 8-1/2% Senior Notes due 2016 4.3x 3.3x 45.8% $ 238.5 $ 1,737.7 $ 941.6 $ 796.1 . 214.1 225.0 83.0 $ 30.0 As of March 31, 2008 . . Term Loan 4.3x 4.1x 47.0% $ 238.5 $ 2,098.1 $ 1,112.9 $ 985.2 497.1 214.1 . $ 381.9 Pro-Forma (1) As of March 31, 2008 4.8x 2.8x 47.5% $ 200.4 $ 1,164.0 $ 611.3 $ 552.7 . 225.0 55.5 $ 26.5 As of December 31, 2007 ($ in millions) Adjusted EBITDA / Interest Expense(2) Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA(2) Total Capitalization Total Debt 8-3/4% Senior Notes due 2018 Total Partners' Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(2) Cash NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. (1) Pro-Forma for 5.75 million equity offering and $500 million debt offering completed in early 2Q08. (2) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

20 20 $ 34.0 $ 110.1 Total distributions paid (GP and common unitholders) 23.4 1.2 Provision for income tax (10.8) (0.8) Provision for income tax - current $ 55.1 $ 162.6 Distributable cash flow (DCF) 1.48x $ 80.5 $ 106.8 (3.6) 2.8 10.8 (5.3) 13.0 62.4 7.6 57.3 $ 17.2 Year ended December 31, 2007 (1.6) Non-cash losses from unconsolidated affiliates 2.2 Distributions from (contributions to) unconsolidated affiliates, net of growth capital 5.5 Non-cash compensation expense . Loss (gain) on disposal of property, plant and equipment 1.62x $ 34.0 $ 55.1 (1.4) 2.1 (4.9) 21.4 $ 19.2 Three months ended March 31, 2008 ($ in millions) Depreciation, amortization, accretion, and impairments Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Distributions paid to common unitholders Maintenance capital expenditures DCF available to common unitholders Other Net income Distribution Coverage NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

21 21 2008 Guidance ¦ 2008 Financial Guidance . Distributable cash flow of $180 million to $200 million . Growth capital expenditures of $375 million to $425 million . Our current 2008 DCF guidance would allow for double-digit distribution growth in 2008 with a coverage ratio greater than 1.3x

22 22 Investment Highlights ¦MLP with no incentive distribution rights ¦High-quality, diverse portfolio of assets ¦ Top ranked in customer satisfaction ¦ $400MM+ of identified growth projects in 2008 ¦ Superior and sustainable distribution growth

Appendix

24 24 3.0 . Pro-forma adjustment for MarkWest Hydrocarbon acquisition $ 200.4 13.0 62.4 41.7 1.2 7.6 57.3 $ 17.2 Year ended December 31, 2007 . Gain (loss) on disposal of property, plant, and equipment $ 238.5 12.9 48.2 43.9 24.6 74.3 $ 31.6 LTM 1Q08 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, and impairments Non-cash compensation expense Adjusted EBITDA Net Income Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.

1515 Arapahoe Street Tower 2 Suite 700 Denver, CO 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com